      As filed with the Securities and Exchange Commission on July 11, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 11, 2001
                                  -------------


                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                   0-15829                     56-1355866
--------------                   -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
         --------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 688-4300
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit No.               Description
                  -----------               -----------

                  99.1 The script prepared for use by First Charter Corporation Executives for securities analysts meeting held on July 11, 2001, discussing second quarter 2001 results and the fiscal year 2001 outlook and other business information.

                  99.2 Slide Package prepared for use with the script included as Exhibit 99.1 by First Charter Corporation
                                            Executives for securities analysts
                                            meeting held on July 11, 2001,
                                            discussing second quarter 2001
                                            results and the fiscal year 2001
                                            outlook and other business
                                            information.

ITEM 9            REGULATION FD DISCLOSURE


         On July 11, 2001, as previously announced, First Charter Corporation held a simultaneous analyst presentation and audio webcast to discuss second quarter 2001 results and the fiscal year 2001 outlook and other business information. The script and corresponding slide package prepared for use by First Charter Corporation executives at this presentation were posted to First Charter Corporation's website and the script and certain of the slides are also furnished herewith as Exhibits 99.1 and 99.2, respectively. The furnishing of the scripts and slides is not intended to constitute a representation such that furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of July 11, 2001, and First Charter Corporation does not assume any obligation to update such information in the future.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FIRST CHARTER CORPORATION


                                         By:  /s/ Robert O. Bratton
                                              ----------------------------------
                                              Robert O. Bratton
                                              EVP and Chief Financial Officer

Dated:  July 11, 2001



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 The script prepared for use by First Charter Corporation Executives for securities analysts meeting held on July 11, 2001, discussing second quarter 2001 results and the fiscal year 2001 outlook and other business information.

99.2 Slide Package prepared for use with the script included as Exhibit 99.1 by First Charter Corporation Executives for securities analysts meeting held on July 11, 2001, discussing second quarter 2001 results and the fiscal year 2001 outlook and other business information.